Significant acquisition and disposition	6 Months Ended
Apr. 30, 2023
Text Block [Abstract]
Significant acquisition and disposition

Note 6 Significant acquisition and disposition
Acquisition
HSBC Bank Canada
On November 29, 2022, we entered into an agreement to acquire 100% of the common shares of HSBC Bank Canada (HSBC Canada) for an all-cash purchase price of $13.5 billion. In addition, we will purchase all of the existing preferred shares and subordinated debt of HSBC Canada held directly or indirectly by HSBC Holdings plc at par value ($2.1 billion as of March 31, 2023). HSBC Canada is a premier Canadian personal and commercial bank focused on globally connected clients.
The transaction is expected to close in the first calendar quarter of 2024 and is subject to the satisfaction of customary closing conditions, including regulatory approvals. The results of the acquired business will be consolidated from the date of close.
Disposition
Wealth Management
On December 23, 2022, we entered into a definitive agreement to sell the European asset servicing activities of RBC Investor Services and its associated Malaysian centre of excellence to CACEIS (the asset servicing banking group of Crédit Agricole S.A. and Banco Santander, S.A.). The transaction is subject to customary closing conditions, including regulatory and antitrust approvals, and is expected to close in the third calendar quarter of 2023. As a result of the disposition, the assets and liabilities of the disposal group are classified as held for sale, measured at the lower of their carrying amount and fair value less costs to sell and presented in Other assets and Other liabilities. The disposal group consists of assets of $27 billion, primarily consisting of interest-bearing deposits with banks, and liabilities of $26 billion, primarily consisting of deposits.